As filed with the Securities and Exchange Commission on November 16, 1998

                                                    Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ----------------------
                            ROCKY SHOES & BOOTS, INC.
             (Exact name of Registrant as specified in its charter)


              Ohio                                               31-1364046
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                              39 East Canal Street
                             Nelsonville, Ohio 45764
             (Address of Registrant's principal executive offices)

                             ----------------------

                            ROCKY SHOES & BOOTS, INC.
                   AMENDED & RESTATED 1995 STOCK OPTION PLAN
                            (Full Title of the Plan)

                             ----------------------

                                   Mike Brooks
                Chairman, President, and Chief Executive Officer
                            Rocky Shoes & Boots, Inc.
                              39 East Canal Street
                             Nelsonville, Ohio 45764
                                 (740) 753-1951
           (Name, address and telephone number of agent for service)

                             ----------------------

                          Copies of Correspondence to:
                            Curtis A. Loveland, Esq.
                        Porter, Wright, Morris & Arthur
                              41 South High Street
                              Columbus, Ohio 43215


                        CALCULATION OF REGISTRATION FEE



------------------------------------------------------------------------------------------------------------------
 Proposed Maximum               Proposed Maximum            Amount of
Title of Securities               Amount to be           Offering Price      Aggregate Offering       Registration
 to be Registered                  Registered              Per Share*              Price*                 Fee*
------------------------------------------------------------------------------------------------------------------
Common Stock,
  no par value.................      500,000                 $7.125              $3,562,500              $990.38
------------------------------------------------------------------------------------------------------------------

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of Rocky Common Stock as reported on the Nasdaq National Market System on November 9, 1998.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of Rocky Shoes & Boots, Inc. Common Stock, no par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information concerning the Rocky Shoes & Boots, Inc. 1995 Amended and Restated Stock Option Plan, specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

INCORPORATION OF DOCUMENTS BY REFERENCE.

         The contents of the Form S-8 Registration Statement previously filed with the Securities and Exchange Commission by the Registrant on May 3, 1996, Registration No. 333-4434, are hereby incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nelsonville, State of Ohio, on November 13, 1998.

                                 ROCKY SHOES & BOOTS, INC.



                                 By:  /s/ David Fraedrich
                                      ------------------------------------------
                                      David Fraedrich, Executive Vice President,
                                      Treasurer, and Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         SIGNATURE                           TITLE                                       DATE
         ---------                           -----                                       ----
                                             Chairman, President and Chief      ) November 13, 1998
                                             Executive Officer and Director     )
      * Mike Brooks                         (Principal Executive Officer)       )
---------------------------------------
               Mike Brooks                                                      )
                                             Executive Vice President,          ) November 13, 1998
                                             Treasurer, Chief Financial Officer )
                                             and Director (Principal Financial  )
       /s/ David Fraedrich                   and Accounting Officer)            )
---------------------------------------
               David Fraedrich                                                  )
                                                                                )
                                                                                )
      *  Curtis A. Loveland                  Secretary and a Director           ) November 13, 1998
---------------------------------------
               Curtis A. Loveland                                               )
                                                                                )
                                                                                )
       * Leonard L. Brown                    Director                           ) November 13, 1998
---------------------------------------
               Leonard L. Brown                                                 )
                                                                                )
                                                                                )
        * Barbara Brooks Fuller              Director                           ) November 13, 1998
---------------------------------------
               Barbara Brooks Fuller                                            )
                                                                                )
                                                                                )
         * Stanley I. Kravetz                Director                           ) November 13, 1998
---------------------------------------
               Stanley I. Kravetz                                               )
                                                                                )
                                                                                )
        *James L. Stewart                    Director                           ) November 13, 1998
---------------------------------------
               James L. Stewart                                                 )
                                                                                )
                                                                                )
       * Robert D. Stix                      Director                           )  November 13, 1998
---------------------------------------
               Robert D. Stix                                                   )
                                                                                )
                                                                                )
*By:       /s/ David Fraedrich                                                  )
     ----------------------------------
      David Fraedrich, Attorney-in-fact                                         ) November 13, 1998

                            Registration No. 333-
--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                             ----------------------


                            ROCKY SHOES & BOOTS, INC.

                             ----------------------


                                    EXHIBITS


                             ----------------------

                                  EXHIBIT INDEX



Exhibit                                  Exhibit
Number                                 Description
------                                 -----------

4(a)       *  Rocky Shoes & Boots, Inc. Amended and
              Restated 1995 Stock Option Plan

4(b) Second Amended and Restated Articles of Incorporation of Rocky Shoes & Boots, Inc. (Exhibit 3.1 to the Company's Form 10-K for the year ended December 31, 1997, and incorporated herein by reference).

4(c) Amended and Restated Code of Regulations (Exhibit 3.2 to the Company's Form S-1, registration number 33-56118, and incorporated herein by reference).

5          *  Opinion of Porter, Wright, Morris & Arthur regarding legality.

23(a) Consent of Porter, Wright, Morris & Arthur (included in Exhibit 5 filed herewith).

23(b)      *  Consent of Deloitte & Touche LLP

24         *  Powers of Attorney.


--------------
* Filed with this Registration Statement